Operating leases	12 Months Ended
Dec. 31, 2018
Leases, Operating [Abstract]
Operating leases
Operating leases

We have operating leases relating to our premises, the most significant being our offices in London, Liverpool, Oslo, Stavanger, Singapore, Houston, Rio de Janeiro and Dubai.

In the period from July 2, 2018 through December 31, 2018 (Successor) and the period from January 1, 2018 through July 1, 2018 (Predecessor) rental expenses amounted to $7 million and $9 million. Rental expenses for the years ended December 31, 2017 (Predecessor) and 2016 (Predecessor) amounted to $19 million and $17 million, respectively. Future minimum rental payments are as follows:

Year	(In $ millions)
2019	11
2020	9
2021	9
2022	5
2023	3
2024 and thereafter	1
Total	38